EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying Quarterly Report on Form 10-Q of InterDigital, Inc. (the “Company”) for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott A. McQuilkin, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 29, 2010	/s/ SCOTT A. MCQUILKIN
Scott A. McQuilkin
Chief Financial Officer